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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 17, 2001


                              FIFTH THIRD BANCORP
            (Exact name of registrant as specified in its charter)

            Ohio                       0-8076                    31-0854434
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

            Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio                         45263
 (Address of principal executive offices)                        (Zip Code)



      Registrant's telephone number, including area code:  (513) 579-5300

                                Not Applicable
            (Former name or address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

On September 17, 2001, Fifth Third Bancorp issued a press release regarding its authorization to repurchase shares of its common stock in accordance with the Securities and Exchange Commission Release No. 44971. The press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibit 99.1 - Fifth Third Announces Authorization of Common Stock Repurchase Plan.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIFTH THIRD BANCORP
                                         (Registrant)



September 19, 2001                       /s/ Neal E. Arnold
                                         ----------------------------
                                         Neal E. Arnold
                                         Executive Vice President
                                         and Chief Financial Officer